UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Poniard Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Poniard Pharmaceuticals, Inc. Shareholder: The 2009 Annual Meeting of Shareholders of Poniard Pharmaceuticals, Inc. (the “Company”) will be held at the Company’s corporate headquarters, 7000 Shoreline Court, Suite 270, South San Francisco, CA 94080-1957, on Wednesday, June 24, 2009, at 9:00 a.m. (local time), for the following purposes: (1) To elect nine members to the Board of Directors; and (2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Our Board of Directors recommends that you vote “FOR” the election of each of the nine nominees to the Board. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof is the close of business on April 24, 2009. Poniard Pharmaceuticals, Inc. BAR CODE RESTRICTED AREA This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 10, 2009 to facilitate timely delivery. Poniard Pharmaceuticals, Inc. 7000 Shoreline Court, Suite 270, South San Francisco, CA, USA 94080-1957 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON WEDNESDAY, JUNE 24, 2009 The Company’s Proxy Statement, Annual Report to Shareholders and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/pard You will be able to vote your shares when you view the proxy materials on the Internet. You will be asked to enter this 11-digit control number CONTROL NUMBER 49231 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Proxy Materials for Poniard Pharmaceuticals, Inc. are available to review at: http://bnymellon.mobular.net/bnymellon/pard Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR SHARES ELECTRONICALLY. VOTE BY INTERNET Use the Internet to vote your shares up until 11:59 p.m. Eastern Daylight Time on June 23, 2009. Have this card in hand when you access the above website. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares 49231 Shareholders of record are cordially invited to attend the Annual Meeting and vote in person. Directions to attend the Annual Meeting can be found on our website, www.poniard.com, under “Contact.” Meeting Location: Poniard Pharmaceuticals, Inc. 7000 Shoreline Court, Suite 270 South San Francisco, CA 94080-1957 The following materials are available for you to review online: • the Company’s 2009 Proxy Statement; • the Company Annual Report to Shareholders for the year ended December 31, 2008; and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper or e-mail copy of the Proxy Materials relating to all future meetings of shareholders or for this particular Annual Meeting: Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/pard ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A COPY OF THE PROXY MATERIALS OR TO VOTE YOUR SHARES ELECTRONICALLY.